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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(248) 644-8500

Date of fiscal year end:	December 31

Date of fiscal year end:	June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

unaudited

SEMI-ANNUAL REPORT

JUNE 30, 2017

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareowners:

The Schwartz Value Focused Fund (the “Fund”) had a total return of 1.60% for the six-month period ended June 30, 2017 compared to 8.87% for the S&P 1500 Index and 9.27% for the Russell 1000 Index. The Fund’s underperformance can primarily be attributed to: 1) declining commodity prices and the negative impact on energy-related stocks; 2) value stocks continued underperformance vs. growth stocks; and 3) weakness in small-cap stocks.

After a strong year in 2016, our energy-related holdings have performed poorly so far in 2017. Since peaking in early January, oil prices have been on a steady downward trajectory due to a combination of factors, including increased U.S. shale production, weaker than expected global demand, and concerns about the sustainability of OPEC’s ongoing production cuts. While trying to forecast the near-term price of any commodity is a fool’s errand, we believe oil prices are headed higher over time. And we are confident that our high-quality energy related companies are well positioned in the current environment. As mentioned, value stocks, including many of ours, are out of favor. For the first 6 months of 2017, the S&P 500 Value component returned 4.85% compared to 13.32% for the Growth component. Since 2009, growth stocks have vastly outperformed value stocks. We believe value stocks are due. Also, the Fund’s exposure to small-cap companies hurt relative performance, as the S&P 600 Small-Cap Index was up only 2.79% for the first 6 months.

The Fund’s five worst performing securities so far this year are as follows:

Company	Industry	YTD Return
Devon Energy Corporation	Oil/Gas Exploration and Production	-29.76%
Noble Energy, Inc.	Oil/Gas Exploration and Production	-29.12%
Apache Corporation	Oil/Gas Exploration and Production	-22.41%
Avnet, Inc.	Technology Distribution	-19.39%
Schlumberger Limited	Oil/Gas Equipment and Services	-18.81%

The Fund’s best performing stock this year is Liberty Interactive Corporation, which owns and operates QVC Group. QVC is a multinational corporation that sells consumer goods through its television networks and online. As we outlined in last year’s annual report, the stock price had come under pressure due to what we believed were transitory factors and we took advantage by substantially increasing our position earlier this year. Since then, some of the concerns weighing on the stock have alleviated and the share price is up more than 30% YTD. Recently, Liberty Interactive announced its intention to acquire the remaining 62% of HSN, Inc. (owner of The Home Shopping Network) that it did not already own. This merger should produce significant synergies, as the combined companies will dominate the market for TV-based consumer product sales. Even though the stock is up sharply since year-end, we continue to believe the intrinsic value of Liberty Interactive is substantially higher than the current share price. It is now the Fund’s largest holding.

The Fund’s five best performing securities so far this year are as follows:

Company	Industry	YTD Return
Liberty Interactive Corporation	Consumer Retail	+30.23%
Moody’s Corporation	Business Services	+29.97%
AMETEK, Inc.	Diversified Machinery	+25.02%
Graham Holdings Company	Diversified Holding Companies	+17.50%
Axalta Coating Systems Ltd.	Specialty Chemicals	+12.93%

During the past six months, we liquidated a number of stocks that had reached our estimate of intrinsic value, including: Baker Hughes, Inc. (oil & gas equipment and services), Colfax Corporation (diversified machinery), Discovery Communications (media), MSC Industrial Direct Co., Inc. (industrial equipment), Nordstrom, Inc. (apparel retailing), and W.W. Grainger, Inc. (industrial equipment). Proceeds from these sales were used to establish new positions in five securities that meet our criteria of owning shares of high-quality businesses run by experienced management teams, in sound financial condition, that are selling at prices below our estimate of intrinsic value:

●
Axalta Coating Systems Ltd. (AXTA) – Axalta designs, manufactures, and sells a diverse line of automotive paints and industrial coatings in more than 130 countries. The primary users of its products are automotive repair shops and auto manufacturers. The company holds a dominant market position with the #1 or #2 position in 90% of their product offerings. As such, Axalta generates high profit margins, a high return on invested capital, and substantial free cash flow.

●
Brown-Forman Corporation (BFB) – Brown-Forman is engaged in the production and marketing of wine and premium spirits, including its flagship brand, Jack Daniels. This high-quality company has a long history of increasing sales, earnings, and free cash flow. The company generates prodigious cash flow and requires minimal capital expenditures to grow. Free cash is used to repurchase shares and pay dividends, which have been increased every year since 1985.

●
Interactive Brokers Group, Inc. (IBKR) – Interactive Brokers is an automated electronic broker in 120 electronic exchanges and market centers worldwide. The company was founded 40 years ago by Thomas Petterfy, a Hungarian immigrant. The company utilizes its technological expertise to be the most efficient, low cost provider in the industry. The company’s competitive advantage is very difficult for competitors to replicate because its automated systems have been built up over many years and consist of thousands of routines covering thousands of individual situations and thousands of securities. We believe the company has a long runway for growth in the years ahead.

●
Tractor Supply Company (TSCO) – Tractor Supply operates rural lifestyles stores in the U.S. The company offers a broad selection of unique merchandise in differentiated categories including livestock & pet, hardware & tools, clothing & footwear, agricultural products, seasonal, gifts & toys. Tractor Supply has strong brand equity built by establishing a reputation for superior customer service and by offering high quality products not found at big-box retailers. The company has a strong track record of sales, earnings, and cash flow growth.

2

●
Ubiquiti Networks, Inc. (UBNT) – Ubiquiti Networks develops wireless networking technology for service providers, enterprises, and consumers worldwide. The company’s founder, majority owner, and CEO is Robert Pera, a former Apple Inc. engineer. Ubiquiti’s core competency is R&D and product design. The company has a structural, low cost advantage compared to its competitors, in that it has no sales and marketing personnel, no customer support staff, and no manufacturing facilities. With its low cost operation, Ubiquiti is able to undercut competitors on price, yet still generate high margins and high returns on invested capital.

The Fund has a contrarian-concentrated, value-oriented approach that has the potential to achieve superior investment returns over the long-term. In our view, the Fund contains a large number of under-valued and under-appreciated stocks, many of which are like coiled springs. We are enthusiastic about the Fund’s future investment prospects. Accordingly, each of us has recently purchased additional shares of this Fund.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

3

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2017 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
80,000	Liberty Interactive Corporation QVC Group - Series A	$1,963,200	9.5%
161,030	Unico American Corporation	1,505,631	7.3%
50,000	ARRIS International plc	1,401,000	6.8%
3,500	Texas Pacific Land Trust	1,028,230	5.0%
30,000	Axalta Coating Systems Ltd.	961,200	4.7%
70,000	Goldcorp, Inc.	903,700	4.4%
20,000	Avnet, Inc.	777,600	3.8%
3	Berkshire Hathaway, Inc. - Class A	764,100	3.7%
2,000	AMERCO	732,120	3.5%
15,000	Brown-Forman Corporation - Class B	729,000	3.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	23.3%
Consumer Staples	3.5%
Energy	4.8%
Financials	23.9%
Industrials	7.0%
Information Technology	18.9%
Materials	13.4%
Open-End Funds	0.1%
Money Market Funds, Liabilities in Excess of Other Assets	5.1%
100.0%

4

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)
COMMON STOCKS — 94.8%	Shares	Market Value
Consumer Discretionary — 23.3%
Diversified Consumer Services — 4.8%
Graham Holdings Company - Class B	1,000	$599,650
ServiceMaster Global Holdings, Inc. *	10,000	391,900
		991,550
Household Durables — 2.5%
Garmin Ltd.	10,000	510,300

Internet & Direct Marketing Retail — 9.5%
Liberty Interactive Corporation QVC Group - Series A *	80,000	1,963,200

Media — 2.2%
Liberty Global plc - Series C *	15,000	467,700

Specialty Retail — 4.3%
TJX Companies, Inc. (The)	5,000	360,850
Tractor Supply Company	10,000	542,100
		902,950
Consumer Staples — 3.5%
Beverages — 3.5%
Brown-Forman Corporation - Class B	15,000	729,000

Energy — 4.8%
Energy Equipment & Services — 1.0%
Schlumberger Limited	3,000	197,520

Oil, Gas & Consumable Fuels — 3.8%
Apache Corporation	6,000	287,580
Devon Energy Corporation	7,000	223,790
Noble Energy, Inc.	10,000	283,000
		794,370
Financials — 23.9%
Capital Markets — 5.6%
Interactive Brokers Group, Inc. - Class A	15,000	561,300
Moody's Corporation	5,000	608,400
		1,169,700
Diversified Financial Services — 7.3%
MasterCard, Inc. - Class A	4,000	485,800
Texas Pacific Land Trust	3,500	1,028,230
		1,514,030
5

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 94.8% (Continued)	Shares	Market Value
Financials — 23.9% (Continued)
Insurance — 11.0%
Berkshire Hathaway, Inc. - Class A *	3	$764,100
Unico American Corporation *	161,030	1,505,631
		2,269,731
Industrials — 7.0%
Electrical Equipment — 3.5%
AMETEK, Inc.	12,000	726,840

Road & Rail — 3.5%
AMERCO	2,000	732,120

Information Technology — 18.9%
Communications Equipment — 9.3%
ARRIS International plc *	50,000	1,401,000
Ubiquiti Networks, Inc. *	10,000	519,700
		1,920,700
Electronic Equipment, Instruments & Components — 6.4%
Arrow Electronics, Inc. *	7,000	548,940
Avnet, Inc.	20,000	777,600
		1,326,540
IT Services — 3.2%
Cognizant Technology Solutions Corporation - Class A	10,000	664,000

Materials — 13.4%
Chemicals — 4.7%
Axalta Coating Systems Ltd. *	30,000	961,200

Metals & Mining — 8.7%
Barrick Gold Corporation	20,000	318,200
Goldcorp, Inc.	70,000	903,700
Pan American Silver Corporation	35,000	588,700
		1,810,600

Total Common Stocks (Cost $16,352,246)		$19,652,051

OPEN-END FUNDS — 0.1%	Shares	Market Value
Sequoia Fund, Inc. * (Cost $11,438)	81	$14,266

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)
MONEY MARKET FUNDS — 5.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund -
Institutional Shares, 0.76% (a)	953,776	$953,776
Federated Treasury Obligations Fund -
Institutional Shares, 0.83% (a)	121,937	121,937
Total Money Market Funds (Cost $1,075,713)		$1,075,713

Total Investments at Market Value — 100.1% (Cost $17,439,397)		$20,742,030

Liabilities in Excess of Other Assets — (0.1%)		(16,140)

Net Assets — 100.0%		$20,725,890

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

7

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)
ASSETS
Investments, at market value (cost of $17,439,397) (Note 1)	$20,742,030
Cash	5,100
Dividends receivable	4,734
Other assets	8,613
TOTAL ASSETS	20,760,477

LIABILITIES
Payable to Adviser (Note 2)	20,369
Payable to administrator (Note 2)	3,000
Other accrued expenses	11,218
TOTAL LIABILITIES	34,587

NET ASSETS	$20,725,890

NET ASSETS CONSIST OF:
Paid-in capital	$16,523,660
Accumulated net investment loss	(57,839)
Accumulated net realized gains from security transactions	957,436
Net unrealized appreciation on investments	3,302,633
NET ASSETS	$20,725,890

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	815,492

Net asset value, offering price and redemption price per share (Note 1)	$25.42

See notes to financial statements.

8

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited)
INVESTMENT INCOME
Dividends (Net of foreign tax of $863)	$73,047

EXPENSES
Investment advisory fees (Note 2)	99,474
Trustees’ fees and expenses (Note 2)	32,121
Legal and audit fees	21,809
Administration, accounting and transfer agent fees (Note 2)	18,000
Registration and filing fees	7,602
Postage and supplies	4,972
Printing of shareholder reports	3,751
Custodian and bank service fees	3,341
Insurance expense	641
Compliance service fees and expenses (Note 2)	242
Other expenses	4,518
TOTAL EXPENSES	196,471
Less fee reductions by the Adviser (Note 2)	(65,585)
NET EXPENSES	130,886

NET INVESTMENT LOSS	(57,839)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,466,693
Net change in unrealized appreciation (depreciation) on investments	(1,079,702)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	386,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$329,152

See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment loss	$(57,839)	$(67,763)
Net realized gains from security transactions	1,466,693	29,217
Net change in unrealized appreciation (depreciation) on investments	(1,079,702)	3,288,843
Net increase in net assets resulting from operations	329,152	3,250,297

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,108	1,533,951
Payments for shares redeemed	(645,224)	(2,544,502)
Net decrease in net assets from capital share transactions	(615,116)	(1,010,551)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(285,964)	2,239,746

NET ASSETS
Beginning of period	21,011,854	18,772,108
End of period	$20,725,890	$21,011,854

ACCUMULATED NET INVESTMENT LOSS	$(57,839)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,178	65,097
Shares redeemed	(25,451)	(111,549)
Net decrease in shares outstanding	(24,273)	(46,452)
Shares outstanding, beginning of period	839,765	886,217
Shares outstanding, end of period	815,492	839,765

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012
Net asset value at beginning of period	$25.02		$21.18		$25.06		$28.54	$23.31	$22.33

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.08)		(0.11)		(0.08)	(0.04)	0.23
Net realized and unrealized gains (losses) on investments	0.47		3.92		(3.77)		(1.26)	5.80	0.98
Total from investment operations	0.40		3.84		(3.88)		(1.34)	5.76	1.21

Less distributions:
From net investment income	—		—		—		—	—	(0.23)
From net realized gains on investments	—		—		—		(2.14)	(0.53)	—
Total distributions	—		—		—		(2.14)	(0.53)	(0.23)

Net asset value at end of period	$25.42		$25.02		$21.18		$25.06	$28.54	$23.31

Total return (a)	1.6	%(b)	18.1%		(15.5%)		(4.7%)	24.7%	5.4%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$20,726		$21,012		$18,772		$28,129	$32,030	$30,573

Ratio of total expenses to average net assets	1.88	%(d)	1.80%		1.59%		1.46%	1.45%	1.41%

Ratio of net expenses to average net assets	1.25	%(c)(d)	1.25	%(c)	1.35	%(c)	1.46%	1.45%	1.41%

Ratio of net investment income (loss) to average net assets	(0.55	%)(c)(d)	(0.35	%)(c)	(0.40	%)(c)	(0.28%)	(0.13%)	0.90%

Portfolio turnover rate	33	%(b)	48%		104%		72%	57%	62%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Ratio was determined after advisory fee reductions (Note 2).
(d)	Annualized.

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2017 (Unaudited)

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. At a meeting held on June 29, 2016, the shareholders of the Fund voted to change the classification of the Fund from a diversified fund to a non-diversified fund.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the amendments by the August 1, 2017 compliance date.

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair

12

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,652,051	$—	$—	$19,652,051
Open-End Funds	14,266	—	—	14,266
Money Market Funds	1,075,713	—	—	1,075,713
Total	$20,742,030	$—	$—	$20,742,030

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of June 30, 2017, the Fund did not have any transfers into or out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of June 30, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2017:

Federal income tax cost	$17,439,397
Gross unrealized appreciation	$3,754,204
Gross unrealized depreciation	(451,571)
Net unrealized appreciation	3,302,633
Accumulated ordinary loss	(57,839)
Capital loss carryforwards	(509,257)
Other gains	1,466,693
Accumulated earnings	$4,202,230

As of December 31, 2016, the Fund had a short-term capital loss carryforward of $509,257 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized capital gains and losses on security transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the periods ended June 30, 2017 and December 31, 2016.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2018 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the six months ended June 30, 2017, the Adviser reduced its investment advisory fees by $65,585.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of June 30, 2017, the Advisor may seek recoupment of investment advisory fee reductions totaling $229,069 no later than the dates stated below:

December 31, 2018	December 31, 2019	June 30, 2020	Total
$ 56,616	$ 106,868	$ 65,585	$ 229,069

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $40,000 (except that such fee is $50,000 for the Lead Independent Trustee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the six months ended June 30, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $6,493,713 and $6,423,989, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2017) and held until the end of the period (June 30, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,016.00	$6.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

17

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on February 11, 2017 (the “Board Meeting”), the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Fund’s Advisory Agreement with the Adviser.

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Independent Trustees also retained an independent consultant (Strategic Insight) to prepare an expense and performance analysis for the Fund and met separately with the consultant prior to the Board Meeting to discuss the methodologies that Strategic Insight used to construct its report. During this meeting, the independent consultant discussed the Morningstar, Inc. (“Morningstar”) category that Strategic Insight identified to base its peer group comparisons for the Fund and other aspects of its report. To further prepare for the Board Meeting, the Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreement, during which time no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of the Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, and developments affecting the performance of the Fund and the investment management industry in general. They also considered that the portfolio managers had also discussed the overall condition of the economy and the markets, including an analysis of the factors that have influenced the markets, investor preferences and market sentiment.

The Independent Trustees reviewed, among other things: (1) industry data comparing the advisory fee and expense ratio of the Fund with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues and profitability from providing services to the Fund; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Independent Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profitability was calculated);

●	the Fund’s performance;

●	the extent to which economies of scale may be realized as the Fund grows; and

18

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

●	whether current fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Fund, the Independent Trustees evaluated the responsibilities of the Adviser under the Advisory Agreement and the investment management process applied to the Fund. The Independent Trustees reviewed the background and experience of the Adviser’s key investment, research and operational personnel. The Independent Trustees next considered the Adviser’s responsibilities in monitoring the administrative and shareholder services provided to the Fund and the Adviser’s various ongoing responsibilities with regard to the compliance program of the Trust. The Independent Trustees considered the strength and stability of the Adviser, its overall compliance record and discussed the efforts of the Adviser to address the risks of cybersecurity threats during the past year.

The Independent Trustees reviewed information provided by the independent consultant on the advisory fees paid by the Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Independent Trustees compared the Fund’s net advisory fee with the net advisory fees of representative funds within its Morningstar peer group, with the Morningstar information showing that the net advisory fee of the Fund is lower than the median net advisory fees of its Morningstar peers. The Independent Trustees took into account that the fee reductions made by the Adviser on behalf of the Fund had the effect of reducing the net management fee and net operating expenses of the Fund during the 2016 calendar year. The Independent Trustees also compared the Fund’s net expense ratio with the net expense ratio of representative funds within its Morningstar peer group, with the Morningstar information showing that the net expense ratio of the Fund is lower than the median net expense ratio of its Morningstar peers. The Independent Trustees concluded that, based upon the investment strategies of the Fund, the advisory fees paid by the Fund are acceptable.

The Independent Trustees reviewed the Adviser’s analysis of its profitability in managing the Fund during the 2016 calendar year, including the methodology by which that profitability analysis was calculated. The Independent Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Fund’s investment adviser, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Independent Trustees considered the costs to the Adviser of providing ongoing services to the Fund, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. They also considered that the Adviser bears the shareholder recordkeeping costs to third party intermediaries on behalf of the Fund, in a broader context of the Adviser’s overall business. Based upon their review of the Adviser’s profitability analysis, the Board concluded that the Adviser’s profits are reasonable.

The Independent Trustees considered both the short-term and long-term investment performance of the Fund in light of its primary investment objective of seeking long-term capital appreciation. The Independent Trustees considered that the Fund’s performance for the one-year period ended December 31, 2016 exceeded the return of its primary benchmark and similarly managed mutual funds as compiled by Morningstar. The

19

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

Independent Trustees observed that the Fund’s longer-term performance for selected periods ended December 31, 2016 fell below the returns of its primary benchmark and similarly managed mutual funds as compiled by Morningstar. The Independent Trustees took into account the recent changes to the investment strategy of the Fund, the Adviser’s fundamental approach of identifying good businesses that have the potential to increase in value, and the tendency of a value style of investing to be in and out of favor during certain periods. In view of all the factors considered, the Independent Trustees concluded that the Adviser’s commitment to the Fund and its fundamental value investment process supports their view that the Adviser’s continued management should benefit the Fund and its shareholders.

The Independent Trustees also considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. The Independent Trustees concluded that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Advisory Agreement and each Independent Trustee may have attributed different weights to certain factors. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

20

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

21

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SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2017

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720
Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

The portfolio managers and analysts at our firm are fundamental investors. With our bottom-up strategy of looking at individual companies and individual stocks, significant effort is poured into evaluating underlying businesses and stock prices. For that reason, we have a growing concern about the rising popularity of investment strategies that are driven by algorithms that lack judgement and common sense, i.e. passive investment vehicles, like Index mutual funds and Index ETF’s.

The popularity of these passive investment vehicles has produced an unprecedented stock market dynamic. For example, the billions of dollars flowing into S&P 500 Index products has elevated, and perhaps distorted, the share prices of the largest capitalization companies in the Index. When new money is “invested” in an Index fund, the algorithms just buy more of those same issues, regardless of price or valuation (some would say mindlessly). These price-insensitive buyers have turned much of the traditional investment management profession on its head, at least for the moment, as Index products threaten to separate the market from underlying fundamentals. In managing the Ave Maria Mutual Funds, we continue to do it the old fashioned way, based on fundamental security analysis, limiting risk, with a long-term focus, and all within the context of morally responsible investing. The results, which we think are creditable, speak for themselves.

Thanks for your confidence and support.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

June 30, 2017

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	11
Ten Largest Equity Holdings	13
Asset Allocation	13
Schedule of Investments	14

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	17
Ten Largest Equity Holdings	19
Asset Allocation	19
Schedule of Investments	20

Ave Maria World Equity Fund:
Portfolio Manager Commentary	23
Ten Largest Equity Holdings	25
Asset Allocation	25
Schedule of Investments	26
Summary of Common Stocks by Country	29

Ave Maria Bond Fund:
Portfolio Manager Commentary	30
Ten Largest Holdings	32
Asset Allocation	32
Schedule of Investments	33

Statements of Assets and Liabilities	38

Statements of Operations	40

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Value Fund	42
Ave Maria Growth Fund	43
Ave Maria Rising Dividend Fund	44
Ave Maria World Equity Fund	45
Ave Maria Bond Fund	46

Financial Highlights:
Ave Maria Value Fund	47
Ave Maria Growth Fund	48
Ave Maria Rising Dividend Fund	49
Ave Maria World Equity Fund	50
Ave Maria Bond Fund	51

Notes to Financial Statements	52

About Your Funds’ Expenses	62

Other Information	64

Approval of Advisory Agreements	65

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowners:

WHY THE NAME CHANGE?

Because the word “Catholic” in the name was causing confusion. Many people erroneously assumed that the Ave Maria Catholic Values Fund was the only one of our Ave Maria Mutual Funds that adhered to Catholic values. Of course, all of our Ave Maria Mutual Funds use the same criteria for Morally Responsible Investing, as established by the Catholic Advisory Board.

When we started our first Fund, the Ave Maria Catholic Values Fund, on May 1, 2001 (May Day – in honor of the Blessed Mother), there were few, if any, other Catholic mutual funds. So we thought it was important to establish this Fund with the unmistakable identity of being Catholic, hence the name. With this name change, it allows investors to focus more on the fact that this Fund’s investment style is value. So it lines up nicely with the other Ave Maria Mutual Funds with a descriptive title, reflective of each Fund’s investment style, i.e.:

Ave Maria Value Fund
Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
Ave Maria World Equity Fund
And,
Ave Maria Bond Fund

I hope this clears up any confusion and I hope you like the new name.

For the first 6 months of 2017, the Ave Maria Value Fund (the “Fund”) had a total return of 5.18%, compared to 5.99% for the S&P MidCap 400 Index and 7.99% for the Russell MidCap Index. The Fund’s modest underperformance can be attributed to: 1) declining commodity prices and the negative impact on energy-related stocks; 2) value stocks continued underperformance vs. growth stocks; and 3) weakness in small-cap stocks.

After a strong year in 2016, our energy-related holdings have performed poorly so far in 2017. Since peaking in early January, oil prices have been on a steady downward trajectory due to a combination of factors, including increased U.S. shale production, weaker than expected global demand, and concerns about the sustainability of OPEC’s ongoing production cuts. While trying to forecast the near-term price of any commodity is a fool’s errand, we believe oil prices are headed higher over time. We are confident that our high-quality energy related companies are well positioned in the current environment. As mentioned, value stocks, including many of ours, are out of favor. For the first 6 months, the S&P 500 Value component returned 4.85% compared to 13.32% for the

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Growth component. Since 2009, growth stocks have vastly outperformed value stocks. We believe value stocks are due. Also, the Fund’s exposure to small-cap companies also hurt relative performance, as the S&P SmallCap 600 Index was up only 2.79% for the first 6 months.

The Fund’s five worst performing securities so far this year are as follows:

Company	Industry	YTD Return
Noble Energy, Inc.	Oil/Gas Exploration and Production	-29.12%
Avnet, Inc.	Technology Distribution	-19.39%
Halliburton Company	Oil/Gas Equipment and Services	-19.38%
Range Resources Corporation	Natural Gas Exploration and Production	-18.01%
Discover Financial Services	Financial Services	-12.95%

One of the Fund’s best performing stocks so far this year is Liberty Interactive Corporation, which owns and operates QVC Group. QVC is a multinational corporation that sells consumer goods through its television networks and online. As we outlined in the 2016 annual report, Liberty’s stock price had come under pressure due to what we believed were transitory factors and we took advantage by substantially increasing our position earlier this year. Since then, some of the concerns weighing on the stock have alleviated and the share price is up more than 30% YTD. Recently, Liberty Interactive announced its intention to acquire the remaining 62% of HSN, Inc. (owner of The Home Shopping Network) that it did not already own. This merger should produce significant synergies, as the combined companies will dominate the market for TV-based consumer product sales. Even though the stock is up sharply since year-end, we continue to believe the intrinsic value of Liberty Interactive is substantially higher than the current share price. It is now one of the Fund’s largest holdings.

The Fund’s five best performing securities so far this year are as follows:

Company	Industry	YTD Return
InterXion Holding N.V.	Internet Software & Services	+30.54%
Liberty Interactive Corporation	Consumer Retail	+30.23%
Moody’s Corporation	Business Services	+29.97%
Zimmer Biomet Holdings, Inc.	Medical Appliances & Equipment	+24.89%
Laboratory Corporation of America	Medical Laboratories & Research	+20.07%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

During the past six months, we liquidated a number of stocks that had reached our estimate of intrinsic value, including: Baker Hughes, Inc. (oil & gas equipment and services), Discovery Communications (media), MSC Industrial Direct Co., Inc. (industrial equipment), Nordstrom, Inc. (apparel retailing), PulteGroup, Inc. (homebuilding), and W.W. Grainger, Inc. (industrial equipment). Proceeds from these sales were used to establish new positions in several securities that meet our criteria of owning shares of high-quality businesses, in sound financial condition, that are selling at prices below our estimate of intrinsic value, including:

●
Axalta Coating Systems Ltd. (AXTA) – Axalta designs, manufactures, and sells a diverse line of automotive paints and industrial coatings in more than 130 countries. The primary users of its products are automotive repair shops and auto manufacturers. The company holds a dominant market position with the #1 or #2 position in 90% of their product offerings. As such, Axalta generates high profit margins, a high return on invested capital, and substantial free cash flow.

●
Brown-Forman Corporation (BFB) – Brown-Forman is engaged in the production and marketing of wine and premium spirits, including its flagship brand, Jack Daniels. This high-quality company has a long history of increasing sales, earnings, and free cash flow. The company generates prodigious cash flow and requires minimal capital expenditures to grow. Free cash is used to repurchase shares and pay dividends, which have been increased every year since 1985.

●
Interactive Brokers Group, Inc. (IBKR) – Interactive Brokers is an automated electronic broker in 120 electronic exchanges and market centers worldwide. The company was founded 40 years ago by Thomas Petterfy, a Hungarian immigrant. The company utilizes its technological expertise to be the most efficient, low cost provider in the industry. The company’s competitive advantage is very difficult for competitors to replicate because its automated systems have been built up over many years and consist of thousands of routines covering thousands of individual situations and thousands of securities. We believe the company has a long runway for growth in the years ahead.

●
Tractor Supply Company (TSCO) – Tractor Supply operates rural lifestyles stores in the U.S. The company offers a broad selection of unique merchandise in differentiated categories including livestock & pet, hardware & tools, clothing & footwear, agricultural products, seasonal, gifts & toys. Tractor Supply has strong brand equity built by

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

 establishing a reputation for superior customer service and by offering high quality products not found at big-box retailers. The company has a strong track record of sales, earnings, and cash flow growth.

●
Ubiquiti Networks, Inc. (UBNT) – Ubiquiti Networks develops wireless networking technology for service providers, enterprises, and consumers worldwide. The company’s founder, majority owner, and CEO is Robert Pera, a former Apple, Inc. engineer. Ubiquiti’s core competency is R&D and product design. The company has a structural, low cost advantage compared to its competitors, in that it has no sales and marketing personnel, no customer support staff, and no manufacturing facilities. With its low-cost operation, Ubiquiti is able to undercut competitors on price, yet still generate high margins and high returns on invested capital.

We believe that the Fund, with its contrarian, value-oriented approach, is an excellent way to achieve superior investment returns over the long-term. In our view, the Fund contains a large number of under-valued and under-appreciated stocks, many of which are like coiled springs. We are enthusiastic about the Fund’s future investment prospects.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Joseph W. Skornicka, CFA
Co-Portfolio Manager

AVE MARIA VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
65,000	Laboratory Corporation of America Holdings	$10,019,100	4.3%
350,000	Liberty Interactive Corporation QVC Group - Series A	8,589,000	3.7%
125,000	HEICO Corporation - Class A	7,756,250	3.3%
60,000	Zimmer Biomet Holdings, Inc.	7,704,000	3.3%
20,000	AMERCO	7,321,200	3.2%
60,000	Moody's Corporation	7,300,800	3.1%
260,000	ARRIS International plc	7,285,200	3.1%
150,000	InterXion Holding N.V.	6,867,000	3.0%
110,000	AMETEK, Inc.	6,662,700	2.9%
40,000	Pioneer Natural Resources Company	6,383,200	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.4%
Consumer Staples	4.7%
Energy	7.1%
Financials	17.3%
Health Care	11.0%
Industrials	14.9%
Information Technology	18.1%
Materials	2.4%
Warrants	0.5%
Money Market Funds, Liabilities in Excess of Other Assets	9.6%
100.0%

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)
COMMON STOCKS — 89.9%	Shares	Market Value
Consumer Discretionary — 14.4%
Diversified Consumer Services — 3.2%
Graham Holdings Company - Class B	5,000	$2,998,250
ServiceMaster Global Holdings, Inc. *	110,000	4,310,900
		7,309,150
Household Durables — 2.2%
Garmin Ltd.	100,000	5,103,000

Internet & Direct Marketing Retail — 3.7%
Liberty Interactive Corporation QVC Group - Series A *	350,000	8,589,000

Specialty Retail — 2.2%
AutoNation, Inc. *	25,000	1,054,000
Tractor Supply Company	75,000	4,065,750
		5,119,750
Textiles, Apparel & Luxury Goods — 3.1%
Gildan Activewear, Inc.	50,000	1,536,500
VF Corporation	100,000	5,760,000
		7,296,500
Consumer Staples — 4.7%
Beverages — 4.7%
Brown-Forman Corporation - Class B	100,000	4,860,000
Coca-Cola European Partners plc	150,000	6,100,500
		10,960,500
Energy — 7.1%
Oil, Gas & Consumable Fuels — 7.1%
Noble Energy, Inc.	190,000	5,377,000
Pioneer Natural Resources Company	40,000	6,383,200
Range Resources Corporation	200,000	4,634,000
		16,394,200
Financials — 17.3%
Banks — 1.4%
Fifth Third Bancorp	125,000	3,245,000

Capital Markets — 6.4%
Federated Investors, Inc. - Class B	100,000	2,825,000
Interactive Brokers Group, Inc. - Class A	125,000	4,677,500
Moody's Corporation	60,000	7,300,800
		14,803,300
Consumer Finance — 2.7%
Discover Financial Services	100,000	6,219,000

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 89.9% (Continued)	Shares	Market Value
Financials — 17.3% (Continued)
Diversified Financial Services — 3.0%
Texas Pacific Land Trust	20,000	$5,875,600
Western Union Company (The)	50,000	952,500
		6,828,100
Insurance — 3.8%
Alleghany Corporation *	10,536	6,266,813
Unico American Corporation * #	282,945	2,645,536
		8,912,349
Health Care — 11.0%
Health Care Equipment & Supplies — 5.1%
Varian Medical Systems, Inc. *	40,000	4,127,600
Zimmer Biomet Holdings, Inc.	60,000	7,704,000
		11,831,600
Health Care Providers & Services — 4.3%
Laboratory Corporation of America Holdings *	65,000	10,019,100

Life Sciences Tools & Services — 1.6%
Waters Corporation *	20,000	3,676,800

Industrials — 14.9%
Aerospace & Defense — 3.8%
HEICO Corporation - Class A	125,000	7,756,250
Hexcel Corporation	20,000	1,055,800
		8,812,050
Electrical Equipment — 3.7%
AMETEK, Inc.	110,000	6,662,700
Eaton Corporation plc	25,000	1,945,750
		8,608,450
Machinery — 4.2%
Colfax Corporation *	75,000	2,952,750
Donaldson Company, Inc.	40,000	1,821,600
Graco, Inc.	45,000	4,917,600
		9,691,950
Road & Rail — 3.2%
AMERCO	20,000	7,321,200

Information Technology — 18.1%
Communications Equipment — 5.2%
ARRIS International plc *	260,000	7,285,200
Ubiquiti Networks, Inc. *	90,000	4,677,300
		11,962,500

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 89.9% (Continued)	Shares	Market Value
Information Technology — 18.1% (Continued)
Electronic Equipment, Instruments & Components — 4.9%
Arrow Electronics, Inc. *	75,000	$5,881,500
Avnet, Inc.	140,000	5,443,200
		11,324,700
Internet Software & Services — 0.9%
Equinix, Inc.	4,948	2,123,483

IT Services — 5.4%
Cognizant Technology Solutions Corporation - Class A	75,000	4,980,000
DXC Technology Company	8,590	659,025
InterXion Holding N.V. *	150,000	6,867,000
		12,506,025
Software — 1.0%
ANSYS, Inc. *	20,000	2,433,600

Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Company	100,000	1,659,000

Materials — 2.4%
Chemicals — 2.4%
Axalta Coating Systems Ltd. *	175,000	5,607,000

Total Common Stocks (Cost $167,069,961)		$208,357,307

WARRANTS — 0.5%	Shares	Market Value
Financials — 0.5%
Banks — 0.5%
PNC Financial Services Group, Inc. (The), expires 12/31/18 * (Cost $381,599)	20,000	$1,152,600

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)
MONEY MARKET FUNDS — 9.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.76% (a)	11,052,239	$11,052,239
Federated Treasury Obligations Fund - Institutional Shares, 0.83% (a)	11,052,239	11,052,239
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.76% (a)	858,412	858,412
Total Money Market Funds (Cost $22,962,890)		$22,962,890

Total Investments at Market Value — 100.3% (Cost $190,414,450)		$232,472,797

Liabilities in Excess of Other Assets — (0.3%)		(687,499)

Net Assets — 100.0%		$231,785,298

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the first six months of 2017, the Ave Maria Growth Fund (the “Fund”) had a total return of 12.14%, compared with the benchmark S&P 500 Index total return of 9.34%. For the ten year period through June 30, 2017, the Fund had a total return of 8.30%, compared with the benchmark total return of 7.18%.

The strong performance was broad-based, with over 75% of the companies owned in the portfolio during the first six months generating a positive return. The top five positive contributors to performance included Graco (industrial pumps and sprayers), Moody’s (credit ratings, analytical services), Cerner (healthcare IT systems and services), AMETEK (diversified industrials), and Varian Medical Systems (radiation therapy equipment and services). The top five negative contributors were Tractor Supply (rural lifestyle retailer), Ross Stores (off-price channel retailer), MSC Industrial Direct (industrial distributor), Scripps Networks Interactive (media networks), and Omnicom (advertising, marketing, communications agency).

The majority of the companies in the portfolio with negative returns were in the consumer discretionary sector. During the first six months of 2017, any stock of any company that appeared vulnerable to Amazon’s sprawling enterprise experienced intense selling pressure. While retailers were especially hurt, the pain spread to include media networks, advertising agencies, and distributors. We remain confident in our companies within the consumer discretionary sector because they compete in areas that are the least “Amazon-able,” such as home improvement, rural lifestyle, off-price channel products, and automotive dealerships.

New additions to the portfolio during the first six months of the year included AutoNation (automotive dealerships), Zimmer Biomet Holdings (orthopedic devices), Visa (global payments networks), Brown-Forman (spirits), Broadridge Financial Solutions (investor communications and technology services), and Hexcel Corporation (advanced composites manufacturer). These six companies each possess strong competitive advantages, and we had the opportunity to buy shares of each company at a price below our estimate of intrinsic value.

The Fund exited Sally Beauty (beauty products distribution and retail), Discovery Communications (media networks), Toro Company (turf and snow thrower equipment), and Danaher (diversified medical technologies). Sally Beauty and Discovery Communications were sold for business fundamental reasons, Toro for valuation reasons, and Danaher for moral reasons. Danaher acquired a company that designs and manufactures machines used for embryonic stem cell research. As of June 30, 2017, there were 41 companies in the portfolio. Our goal is to own between 35 and 45 companies in the portfolio.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

As you know, our goal is to purchase shares of exceptional companies at attractive prices to produce favorable returns over the long run. We appreciate your participation in the Ave Maria Growth Fund.

With best regards,

Brian D. Milligan, CFA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
130,000	Moody's Corporation	$15,818,400	3.8%
450,000	Copart, Inc.	14,305,500	3.5%
110,000	Zimmer Biomet Holdings, Inc.	14,124,000	3.4%
115,000	MasterCard, Inc. - Class A	13,966,750	3.4%
90,000	Laboratory Corporation of America Holdings	13,872,600	3.4%
222,600	AMETEK, Inc.	13,482,882	3.3%
195,000	Cerner Corporation	12,961,650	3.2%
75,000	Amgen, Inc.	12,917,250	3.1%
145,000	Medtronic plc	12,868,750	3.1%
165,000	Lowe's Companies, Inc.	12,792,450	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.1%
Consumer Staples	1.2%
Energy	0.6%
Financials	7.2%
Health Care	18.7%
Industrials	29.9%
Information Technology	12.8%
Materials	3.9%
Money Market Funds, Liabilities in Excess of Other Assets	7.6%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)
COMMON STOCKS — 92.4%	Shares	Market Value
Consumer Discretionary — 18.1%
Internet & Direct Marketing Retail — 1.6%
Priceline Group, Inc. (The) *	3,500	$6,546,820

Leisure Products — 0.6%
Polaris Industries, Inc.	25,000	2,305,750

Media — 3.9%
Omnicom Group, Inc.	105,000	8,704,500
Scripps Networks Interactive, Inc. - Class A	110,000	7,514,100
		16,218,600
Specialty Retail — 9.4%
AutoNation, Inc. *	150,000	6,324,000
Lowe's Companies, Inc.	165,000	12,792,450
Ross Stores, Inc.	113,000	6,523,490
TJX Companies, Inc. (The)	95,000	6,856,150
Tractor Supply Company	110,000	5,963,100
		38,459,190
Textiles, Apparel & Luxury Goods — 2.6%
VF Corporation	185,000	10,656,000

Consumer Staples — 1.2%
Beverages — 1.2%
Brown-Forman Corporation - Class B	100,000	4,860,000

Energy — 0.6%
Energy Equipment & Services — 0.6%
Schlumberger Limited	40,000	2,633,600

Financials — 7.2%
Capital Markets — 3.8%
Moody's Corporation	130,000	15,818,400

Diversified Financial Services — 3.4%
MasterCard, Inc. - Class A	115,000	13,966,750

Health Care — 18.7%
Biotechnology — 3.1%
Amgen, Inc.	75,000	12,917,250

Health Care Equipment & Supplies — 9.0%
Medtronic plc	145,000	12,868,750

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 92.4% (Continued)	Shares	Market Value
Health Care — 18.7% (Continued)
Health Care Equipment & Supplies — 9.0% (Continued)
Varian Medical Systems, Inc. *	95,000	$9,803,050
Zimmer Biomet Holdings, Inc.	110,000	14,124,000
		36,795,800
Health Care Providers & Services — 3.4%
Laboratory Corporation of America Holdings *	90,000	13,872,600

Health Care Technology — 3.2%
Cerner Corporation *	195,000	12,961,650

Industrials — 29.9%
Aerospace & Defense — 1.5%
Hexcel Corporation	120,000	6,334,800

Air Freight & Logistics — 4.9%
Expeditors International of Washington, Inc.	170,000	9,601,600
United Parcel Service, Inc. - Class B	95,000	10,506,050
		20,107,650
Commercial Services & Supplies — 4.0%
Copart, Inc. *	450,000	14,305,500
Rollins, Inc.	50,000	2,035,500
		16,341,000
Electrical Equipment — 6.3%
AMETEK, Inc.	222,600	13,482,882
Rockwell Automation, Inc.	75,000	12,147,000
		25,629,882
Industrial Conglomerates — 1.7%
Roper Technologies, Inc.	30,000	6,945,900

Machinery — 9.3%
Colfax Corporation *	270,000	10,629,900
Donaldson Company, Inc.	210,000	9,563,400
Fortive Corporation	95,000	6,018,250
Graco, Inc.	110,000	12,020,800
		38,232,350
Trading Companies & Distributors — 2.2%
MSC Industrial Direct Company, Inc. - Class A	105,000	9,025,800

Information Technology — 12.8%
Internet Software & Services — 1.1%
Equinix, Inc.	10,000	4,291,600

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 92.4% (Continued)	Shares	Market Value
Information Technology — 12.8% (Continued)
IT Services — 9.6%
Accenture plc - Class A	100,000	$12,368,000
Broadridge Financial Solutions, Inc.	40,000	3,022,400
Cognizant Technology Solutions Corporation - Class A	180,000	11,952,000
Visa, Inc. - Class A	130,000	12,191,400
		39,533,800
Software — 2.1%
ANSYS, Inc. *	70,000	8,517,600

Materials — 3.9%
Chemicals — 3.9%
Ecolab, Inc.	45,000	5,973,750
Praxair, Inc.	75,000	9,941,250
		15,915,000

Total Common Stocks (Cost $275,233,646)		$378,887,792

MONEY MARKET FUNDS — 7.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.76% (a)	19,530,184	$19,530,184
Federated Treasury Obligations Fund - Institutional Shares, 0.83% (a)	12,098,890	12,098,890
Total Money Market Funds (Cost $31,629,074)		$31,629,074

Total Investments at Market Value — 100.1% (Cost $306,862,720)		$410,516,866

Liabilities in Excess of Other Assets — (0.1%)		(582,835)

Net Assets — 100.0%		$409,934,031

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Rising Dividend Fund (the “Fund”) had a total return of 5.41% for the first six months of 2017 vs. 9.34% for the S&P 500 Index.

For the six-month period, performance was hampered by holdings of Tractor Supply (rural lifestyle retailer); W.W. Grainger, Inc. (distributor); as well as Schlumberger Ltd. and Halliburton Co. (both energy service). Contributing most positively to performance were Moody’s Corp. (credit ratings, analytical services); Zimmer Biomet (orthopedic products); Medtronic plc (medical devices) and Graco, Inc. (industrial pumps and sprayers).

For much of this period, the broad stock market seemed fascinated with non-dividend-paying stock and high-flying tech shares — not exactly our cup of tea. Those issues were pushed higher by the manic buying of the index funds, which of course, ignore fundamentals and simply buy the biggest and hottest stocks (some would say mindlessly). The Fund’s emphasis on companies with the demonstrated ability to grow their profits and raise their dividends should continue to serve shareholders well over the long term.

A sector of the market we have studied carefully and are drawn to is retail — specifically specialty retailers that are really out of favor, thanks to the Amazon effect. This makes contrarians like us sit up and take notice of a few well-run retail companies whose stocks have been beaten up. Amazon certainly represents a threat to many brick and mortar retailers, but not all. Retailers represented in the Fund’s portfolio include Lowe’s Companies, TJX Companies, and Tractor Supply, which are each very successful and are likely to remain so. Lowe’s and Tractor Supply sell goods that don’t lend themselves easily to shipping. TJX, which owns Marshalls and T.J. Maxx, relies on the “treasure hunt” experience. Shoppers go looking for the unexpected bargain, difficult to deliver with an online approach. These companies seem well-positioned and relatively immune to the Amazon threat affecting many retailers. At their depressed share prices, we like them.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s portfolio of financially powerful companies are likely to continue compounding their intrinsic value, and produce higher share prices over the long term. Importantly, none of the portfolio companies violate the moral screens established by our Catholic Advisory Board. We are optimistic about growth prospects for the Fund. Accordingly, we have both recently purchased additional shares of the Fund.

Thank you for your participation in the Ave Maria Rising Dividend Fund.

Sincerely,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
245,000	Zimmer Biomet Holdings, Inc.	$31,458,000	3.5%
350,000	Medtronic plc	31,062,500	3.4%
250,000	Moody's Corporation	30,420,000	3.4%
275,000	United Parcel Service, Inc. - Class B	30,412,250	3.4%
525,000	VF Corporation	30,240,000	3.4%
170,000	Amgen, Inc.	29,279,100	3.2%
140,000	3M Company	29,146,600	3.2%
649,999	Johnson Controls International plc	28,183,956	3.1%
230,000	Diageo plc - ADR	27,560,900	3.0%
350,000	Lowe's Companies, Inc.	27,135,500	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.2%
Consumer Staples	8.5%
Energy	4.8%
Financials	19.8%
Health Care	10.1%
Industrials	21.0%
Information Technology	7.4%
Materials	5.3%
Money Market Funds, Liabilities in Excess of Other Assets	4.9%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

COMMON STOCKS — 95.1%	Shares	Market Value
Consumer Discretionary — 18.2%
Leisure Products — 1.6%
Polaris Industries, Inc.	160,000	$14,756,800

Media — 2.9%
Omnicom Group, Inc.	320,000	26,528,000

Specialty Retail — 10.3%
Lowe's Companies, Inc.	350,000	27,135,500
TJX Companies, Inc. (The)	275,000	19,846,750
Tractor Supply Company	425,000	23,039,250
Williams-Sonoma, Inc.	485,000	23,522,500
		93,544,000
Textiles, Apparel & Luxury Goods — 3.4%
VF Corporation	525,000	30,240,000

Consumer Staples — 8.5%
Beverages — 4.7%
Brown-Forman Corporation - Class B	300,000	14,580,000
Diageo plc - ADR	230,000	27,560,900
		42,140,900
Food Products — 3.8%
Kraft Heinz Company (The)	200,000	17,128,000
Mondelēz International, Inc. - Class A	400,000	17,276,000
		34,404,000
Energy — 4.8%
Energy Equipment & Services — 2.7%
Schlumberger Limited	370,000	24,360,800

Oil, Gas & Consumable Fuels — 2.1%
Exxon Mobil Corporation	240,000	19,375,200

Financials — 19.8%
Banks — 9.5%
BB&T Corporation	425,000	19,299,250
Fifth Third Bancorp	850,000	22,066,000
PNC Financial Services Group, Inc. (The)	170,000	21,227,900
U.S. Bancorp	450,000	23,364,000
		85,957,150
Capital Markets — 6.3%
Bank of New York Mellon Corporation (The)	525,000	26,785,500
Moody's Corporation	250,000	30,420,000
		57,205,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Market Value
Financials — 19.8% (Continued)
Consumer Finance — 1.3%
Discover Financial Services	195,000	$12,127,050

Insurance — 2.7%
Chubb Limited	165,000	23,987,700

Health Care — 10.1%
Biotechnology — 3.2%
Amgen, Inc.	170,000	29,279,100

Health Care Equipment & Supplies — 6.9%
Medtronic plc	350,000	31,062,500
Zimmer Biomet Holdings, Inc.	245,000	31,458,000
		62,520,500
Industrials — 21.0%
Aerospace & Defense — 1.5%
Hexcel Corporation	250,000	13,197,500

Air Freight & Logistics — 3.4%
United Parcel Service, Inc. - Class B	275,000	30,412,250

Building Products — 3.1%
Johnson Controls International plc	649,999	28,183,956

Electrical Equipment — 1.2%
Emerson Electric Company	185,000	11,029,700

Industrial Conglomerates — 3.2%
3M Company	140,000	29,146,600

Machinery — 7.6%
Donaldson Company, Inc.	425,000	19,354,500
Dover Corporation	165,000	13,236,300
Graco, Inc.	160,000	17,484,800
Illinois Tool Works, Inc.	130,000	18,622,500
		68,698,100
Road & Rail — 1.0%
Norfolk Southern Corporation	75,000	9,127,500

Information Technology — 7.4%
Communications Equipment — 2.8%
Cisco Systems, Inc.	800,000	25,040,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 95.1% (Continued)	Shares	Market Value
Information Technology — 7.4% (Continued)
IT Services — 3.3%
Broadridge Financial Solutions, Inc.	100,000	$7,556,000
Cognizant Technology Solutions Corporation - Class A	345,000	22,908,000
		30,464,000
Semiconductors & Semiconductor Equipment — 1.3%
Microchip Technology, Inc.	150,000	11,577,000

Materials — 5.3%
Chemicals — 5.3%
Praxair, Inc.	200,000	26,510,000
RPM International, Inc.	390,000	21,274,500
		47,784,500

Total Common Stocks (Cost $726,993,914)		$861,087,806

MONEY MARKET FUNDS — 5.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.76% (a)	43,364,160	$43,364,160
Federated Treasury Obligations Fund - Institutional Shares, 0.83% (a)	2,975,693	2,975,693
Total Money Market Funds (Cost $46,339,853)		$46,339,853

Total Investments at Market Value — 100.2% (Cost $773,333,767)		$907,427,659

Liabilities in Excess of Other Assets — (0.2%)		(2,186,430)

Net Assets — 100.0%		$905,241,229

ADR - American Depositary Receipt.

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of +10.17% for the six months ended June 30, 2017 (“the period”). This compared to the return for the S&P Global 1200 Index at +11.40%.

The first six months of 2017 was a strong period for the global equity markets. The European equity market also reached double-digit returns (all returns cited in local currency) as the economy strengthened slightly and elections seemed to indicate that any populist wave had been delayed after the “Brexit” vote of last year. In the U.K., equities were up mid-single digits, despite the economic and political outlook remaining somewhat uncertain due to Brexit. The Japanese stock market was up high single digits as its economy grew for the 5th straight quarter in a row...for the 1st time in over a decade! Finally, the U.S. equity market also did well, despite a lot of political drama. We believe the U.S. market is driven by a solid earnings and economic outlook, helped by the prospects for lower government regulation and perhaps a tax cut.

The Fund benefitted from stock selection in the consumer staples, industrials and real estate sectors. Consumer staples was the largest positive contributor to performance due to a combination of favorable stock selection and an over-weighted position. Three stocks were up over 25%: Coca-Cola European Partners, Heineken N.V., and Nestle. The first two played catch-up after being weak during the 2nd half of 2016 for no apparent reason, while Nestle received a market boost when a well-known corporate activist announced a position in the stock. The industrials segment also performed nicely, with a handful of our stocks up over 15% during the period. U.S. based AMETEK, Inc. led the way, but Europe based Koninklijke Phillips Electronics N.V. and Siemens AG also contributed positively. In the real estate sector, Toronto based FirstService Corp. was up due to strong earnings growth and a better than expected acquisition pipeline. The stock price moved so much it exceeded our estimate of fair value, and we sold it for a nice gain.

Conversely, holdings in the energy sector negatively impacted performance of the Fund as oil prices fell during the period. Holdings of higher-beta energy services stocks, Haliburton Company and Schlumberger Limited, were the largest detractors. We still like their longer term prospects and continue to hold the stocks. Consumer discretionary, shares of Bridgestone Corp., a Japanese tire-maker, were each up around 20%, but shares of U.K. advertiser WPP plc, and Japanese auto-maker, Toyota Motor, were both in negative territory. We sold our position in Toyota due to concerns largely surrounding the auto cycle, and are closely watching WPP due to the changing advertising landscape.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Nine positions were eliminated from the Fund since December 31, 2016, in favor of what we believe to be more attractive investment opportunities: Amgen, Inc. (biotechnology), Discovery Communications, Inc. (broadcasting), Emerson Electric Co. (electrical components & equipment), FirstService Corporation (real estate services), International Flavors & Fragrances, Inc. (specialty chemicals), QUALCOMM Incorporated (semiconductors), Reinsurance Group of America (reinsurance), Toyota Motor Corporation (auto manufacturing), and Western Union (data processing & outsourced services).

Five new positions were added to the Fund: Axalta Coating Systems Ltd. (specialty chemicals), Bank of New York Mellon Corp. (asset management & custody banks), Hexcel Corporation (aerospace & defense), Johnson Controls International plc (building products), and MasterCard Incorporated (data processing & outsourced services).

As of June 30, 2017, geographic weights in the Fund compared to the S&P Global 1200 Index, were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	56%	62%
Europe Developed	19%	18%
United Kingdom	13%	6%
Japan	3%	8%
Asia Developed	0%	1%
Asia Emerging	3%	2%
Australasia	0%	3%
Cash Equivalents	6%	—

We continue to search for high-quality, larger capitalization, attractively valued, globally oriented companies and believe the portfolio to be well positioned in such equities. Thank you for your continued interest in the Ave Maria World Equity Fund.

Joseph W. Skornicka, CFA	Robert C. Schwartz, CFP
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
18,000	Zimmer Biomet Holdings, Inc.	$2,311,200	4.3%
82,000	AXA S.A. - ADR	2,259,920	4.2%
13,500	Shire plc - ADR	2,231,145	4.1%
48,500	Coca-Cola European Partners plc	1,972,495	3.7%
21,619	Medtronic plc	1,918,686	3.6%
24,000	TE Connectivity Ltd.	1,888,320	3.5%
28,000	Citigroup, Inc.	1,872,640	3.5%
23,500	Lowe's Companies, Inc.	1,821,955	3.4%
14,000	Diageo plc - ADR	1,677,620	3.1%
46,065	Koninklijke Philips N.V.	1,650,037	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	8.3%
Consumer Staples	13.8%
Energy	7.5%
Financials	19.8%
Health Care	12.0%
Industrials	16.2%
Information Technology	12.3%
Materials	1.9%
Telecommunication Services	1.9%
Money Market Funds, Liabilities in Excess of Other Assets	6.3%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)
COMMON STOCKS — 93.7%	Shares	Market Value
Consumer Discretionary — 8.3%
Auto Components — 2.5%
Bridgestone Corporation - ADR	61,000	$1,318,210

Media — 2.4%
WPP plc - ADR	12,500	1,317,625

Specialty Retail — 3.4%
Lowe's Companies, Inc.	23,500	1,821,955

Consumer Staples — 13.8%
Beverages — 9.0%
Coca-Cola European Partners plc	48,500	1,972,495
Diageo plc - ADR	14,000	1,677,620
Heineken N.V. - ADR	25,000	1,218,125
		4,868,240
Food Products — 4.8%
Mondelēz International, Inc. - Class A	30,000	1,295,700
Nestlé S.A. - ADR	14,500	1,264,400
		2,560,100
Energy — 7.5%
Energy Equipment & Services — 2.9%
Halliburton Company	17,000	726,070
Schlumberger Limited	12,800	842,752
		1,568,822
Oil, Gas & Consumable Fuels — 4.6%
Exxon Mobil Corporation	12,500	1,009,125
Pioneer Natural Resources Company	5,400	861,732
Royal Dutch Shell plc - Class B - ADR	11,000	598,730
		2,469,587
Financials — 19.8%
Banks — 3.5%
Citigroup, Inc.	28,000	1,872,640

Capital Markets — 4.4%
Bank of New York Mellon Corporation (The)	31,000	1,581,620
Brookfield Asset Management, Inc. - Class A	21,000	823,410
		2,405,030
Consumer Finance — 2.9%
Discover Financial Services	25,500	1,585,845

Diversified Financial Services — 2.5%
MasterCard, Inc. - Class A	11,000	1,335,950

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 93.7% (Continued)	Shares	Market Value
Financials — 19.8% (Continued)
Insurance — 6.5%
AXA S.A. - ADR	82,000	$2,259,920
Chubb Limited	8,500	1,235,730
		3,495,650
Health Care — 12.0%
Health Care Equipment & Supplies — 7.9%
Medtronic plc	21,619	1,918,686
Zimmer Biomet Holdings, Inc.	18,000	2,311,200
		4,229,886
Pharmaceuticals — 4.1%
Shire plc - ADR	13,500	2,231,145

Industrials — 16.2%
Aerospace & Defense — 1.6%
Hexcel Corporation	16,500	871,035

Building Products — 1.6%
Johnson Controls International plc	20,500	888,880

Electrical Equipment — 4.8%
AMETEK, Inc.	18,500	1,120,545
Eaton Corporation plc	18,700	1,455,421
		2,575,966
Industrial Conglomerates — 5.5%
Koninklijke Philips N.V.	46,065	1,650,037
Siemens AG - ADR	19,000	1,313,850
		2,963,887
Road & Rail — 2.7%
Canadian National Railway Company	18,000	1,458,900

Information Technology — 12.3%
Electronic Equipment, Instruments & Components — 3.5%
TE Connectivity Ltd.	24,000	1,888,320

Internet Software & Services — 1.6%
Equinix, Inc.	2,000	858,320

IT Services — 4.5%
Accenture plc - Class A	12,500	1,546,000
InterXion Holding N.V. *	19,000	869,820
		2,415,820

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 93.7% (Continued)	Shares	Market Value
Information Technology — 12.3% (Continued)
Semiconductors & Semiconductor Equipment — 2.7%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	42,500	$1,485,800

Materials — 1.9%
Chemicals — 1.9%
Axalta Coating Systems Ltd. *	32,000	1,025,280

Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.9%
Level 3 Communications, Inc. *	17,000	1,008,100

Total Common Stocks (Cost $42,382,955)		$50,520,993

MONEY MARKET FUNDS — 6.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.76% (a)	2,537,494	$2,537,494
Federated Treasury Obligations Fund - Institutional Shares, 0.83% (a)	846,113	846,113
Total Money Market Funds (Cost $3,383,607)		$3,383,607

Total Investments at Market Value — 100.0%(Cost $45,766,562)		$53,904,600

Liabilities in Excess of Other Assets — (0.0%) (b)		(10,312)

Net Assets — 100.0%		$53,894,288

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
June 30, 2017 (Unaudited)
Country	Value	% of Net Assets
United States *	$27,825,176	51.6%
United Kingdom	7,797,615	14.5%
Netherlands	3,737,982	7.0%
Switzerland	2,500,130	4.6%
Canada	2,282,310	4.2%
France	2,259,920	4.2%
Taiwan	1,485,800	2.7%
Japan	1,318,210	2.5%
Germany	1,313,850	2.4%
	$50,520,993	93.7%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.

See accompanying notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2017, the Ave Maria Bond Fund (the “Fund”) had a total return of 1.80%, compared to 1.73% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index. Interest rates were primed to go up in 2017, with the expectation of increased economic growth due to less regulatory burden, increased fiscal spending and renewed confidence. In addition, the Federal Reserve (“the Fed”) was giving every indication that it would raise short-term rates at least three times in 2017. The Fed has already increased rates twice this year with the possibility of a third, accompanied by some scaling back of its bloated balance sheet. The ten-year U.S. Treasury started the year yielding 2.43% and ended the first half of the year yielding 2.30%. With the short end of the yield curve rising and the long-end falling, it produced a flatter yield curve. If the curve turns negative, it would be regarded as a reliable predictor of an impending recession. But with central banks around the world pushing short-term interest rates lower, it’s hard to tell whether the flattening of the curve is due to deteriorating market conditions/confidence, or yield-hungry foreign investors simply buying the longer end of the curve.

During the first half of the year, credit spreads on corporate bonds continued to tighten versus U.S. Treasuries. They are currently almost as tight as they were before the financial crises. This indicates that investors view corporate America and the overall economy as healthy, and therefore require less incremental yield to compensate for incremental risk. Tighter spreads make corporate bonds less attractive on a risk-adjusted basis. For this reason, we are purchasing more U.S. Treasuries and fewer corporate bonds, since we regard the risk/return relationship to be inadequate for most corporate bonds at this time.

For the first half of 2017, the three top-performing assets in the Fund were the common stocks of Amgen, Inc. (biotech), Diageo plc (beverages), and Praxair, Inc. (basic & diversified chemicals). The Fund’s weaker-performing assets were the common stocks of Exxon Mobil Corporation (integrated oils), Fastenal Company (industrial distributor), and Occidental Petroleum Corporation (energy exploration & production). Dividend-paying common stocks contributed positively to performance.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund continues to be managed in a conservative manner, with the full expectation that interest rates will rise to a level more consistent with historical averages. Therefore, short-maturity, high-quality bonds and carefully selected dividend-paying common stocks will continue to be emphasized.

We appreciate your investment in the Ave Maria Bond Fund.

Sincerely,

Brandon S. Scheitler	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2017 (Unaudited)

Par Value/Shares	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,111,330	1.8%
$5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,070,325	1.8%
$5,000,000	U.S. Treasury Notes, 2.000%, due 07/31/20	5,061,915	1.8%
$5,000,000	U.S. Treasury Notes, 1.750%, due 04/30/22	4,971,290	1.8%
$4,000,000	U.S. Treasury Notes, 2.250%, due 03/31/21	4,078,908	1.4%
$4,000,000	U.S. Treasury Notes, 1.750%, due 09/30/22	3,963,908	1.4%
65,000	VF Corporation	3,744,000	1.3%
70,000	Williams-Sonoma, Inc.	3,395,000	1.2%
30,000	United Parcel Service, Inc. - Class B	3,317,700	1.2%
25,000	Praxair, Inc.	3,313,750	1.2%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS
U.S. Treasuries	46.2%

CORPORATE BONDS
Sector
Consumer Discretionary	5.7%
Consumer Staples	11.6%
Energy	3.0%
Financials	2.3%
Health Care	2.0%
Industrials	6.7%
Information Technology	2.0%
Materials	0.9%
Utilities	0.9%

COMMON STOCKS
Sector
Consumer Discretionary	3.4%
Consumer Staples	1.1%
Energy	2.3%
Financials	2.1%
Health Care	1.2%
Industrials	3.4%
Information Technology	1.8%
Materials	1.2%

Money Market Funds, Other Assets in Excess of Liabilities	2.2%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)
U.S. TREASURY OBLIGATIONS — 46.2%	Par Value	Market Value
U.S. Treasury Bonds — 2.0%
8.125%, due 05/15/21	$2,000,000	$2,476,876
8.000%, due 11/15/21	2,500,000	3,150,487
		5,627,363
U.S. Treasury Inflation-Protected Notes — 2.0%
2.625%, due 07/15/17	1,179,700	1,180,575
0.125%, due 04/15/18	2,115,420	2,107,735
1.125%, due 01/15/21	2,235,400	2,321,242
		5,609,552
U.S. Treasury Notes — 42.2%
2.375%, due 07/31/17	3,000,000	3,003,447
0.625%, due 09/30/17	2,500,000	2,497,225
0.750%, due 10/31/17	3,000,000	2,996,580
0.875%, due 11/15/17	3,000,000	2,997,300
0.750%, due 12/31/17	2,000,000	1,995,990
0.875%, due 01/15/18	3,000,000	2,995,308
3.500%, due 02/15/18	5,000,000	5,070,325
3.875%, due 05/15/18	5,000,000	5,111,330
1.125%, due 06/15/18	3,000,000	2,995,194
1.375%, due 07/31/18	2,000,000	2,001,718
1.250%, due 10/31/18	3,000,000	2,996,484
1.500%, due 01/31/19	3,000,000	3,006,093
1.500%, due 02/28/19	3,000,000	3,006,210
1.625%, due 04/30/19	3,000,000	3,013,008
1.000%, due 11/15/19	3,000,000	2,968,476
1.500%, due 11/30/19	3,000,000	3,002,814
1.250%, due 01/31/20	3,000,000	2,981,601
1.375%, due 02/29/20	2,000,000	1,992,968
1.625%, due 03/15/20	3,000,000	3,009,492
1.500%, due 04/15/20	3,000,000	2,997,891
3.500%, due 05/15/20	3,000,000	3,164,883
1.625%, due 06/30/20	3,000,000	3,005,274
2.000%, due 07/31/20	5,000,000	5,061,915
2.625%, due 08/15/20	3,000,000	3,094,101
2.000%, due 09/30/20	3,000,000	3,036,564
1.375%, due 10/31/20	3,000,000	2,975,391
2.625%, due 11/15/20	3,000,000	3,096,327
2.375%, due 12/31/20	2,000,000	2,048,438
2.250%, due 03/31/21	4,000,000	4,078,908
1.375%, due 04/30/21	3,000,000	2,961,681
2.125%, due 09/30/21	3,000,000	3,040,899
1.500%, due 01/31/22	3,000,000	2,954,532
1.750%, due 03/31/22	2,000,000	1,989,688
1.750%, due 04/30/22	5,000,000	4,971,290

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)
U.S. TREASURY OBLIGATIONS — 46.2% (Continued)	Par Value	Market Value
U.S. Treasury Notes — 42.2% (Continued)
2.000%, due 07/31/22	$3,000,000	$3,013,944
1.750%, due 09/30/22	4,000,000	3,963,908
2.000%, due 02/15/23	3,000,000	3,001,407
2.500%, due 08/15/23	3,000,000	3,078,867
		119,177,471

Total U.S. Treasury Obligations (Cost $130,701,071)		$130,414,386

CORPORATE BONDS — 35.1%	Par Value	Market Value
Consumer Discretionary — 5.7%
Lowe's Companies, Inc., 3.120%, due 04/15/22	$3,000,000	$3,102,225
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,049,542
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	3,051,126
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,350,477
VF Corporation, 5.950%, due 11/01/17	2,270,000	2,302,350
VF Corporation, 3.500%, due 09/01/21	3,000,000	3,128,823
		15,984,543
Consumer Staples — 11.6%
Coca-Cola Company (The), 1.650%, due 11/01/18	1,500,000	1,503,683
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,092,516
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,043,029
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,209,736
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	824,002
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,054,354
Dr Pepper Snapple Group, Inc., 3.130%, due 12/15/23	2,000,000	2,030,786
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,877,344
Hormel Foods Corporation, 4.125%, due 04/15/21	2,564,000	2,739,339
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,084,128
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,141,539
Kimberly-Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,479,763
Kimberly-Clark Corporation, 2.400%, due 03/01/22	2,311,000	2,306,382
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,637,545
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,601,280
		32,625,426
Energy — 3.0%
ConocoPhillips, 1.050%, due 12/15/17	1,750,000	1,746,770
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	2,010,452
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,677,657
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	3,019,027
		8,453,906

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)
CORPORATE BONDS — 35.1% (Continued)	Par Value	Market Value
Financials — 2.3%
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	$1,000,000	$1,004,971
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	2,015,956
MasterCard, Inc., 3.375%, due 04/01/24	2,300,000	2,398,797
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,182,765
		6,602,489
Health Care — 2.0%
Amgen, Inc., 3.875%, due 11/15/21	2,108,000	2,221,938
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,056,260
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,431,679
		5,709,877
Industrials — 6.7%
3M Company, 2.000%, due 06/26/22	1,073,000	1,065,783
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,670,584
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,264,454
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	2,014,664
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,076,453
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,992,940
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	910,889
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	474,538
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,295,900
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,018,208
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,531,812
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,585,708
		18,901,933
Information Technology — 2.0%
CA, Inc., 5.375%, due 12/01/19	1,000,000	1,049,852
CA, Inc., 4.500%, due 08/15/23	2,000,000	2,063,390
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	645,597
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	2,001,382
		5,760,221
Materials — 0.9%
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	2,019,260
Praxair, Inc., 4.050%, due 03/15/21	500,000	532,391
		2,551,651
Utilities — 0.9%
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	863,553
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,571,314
		2,434,867

Total Corporate Bonds (Cost $98,615,159)		$99,024,913

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 16.5%	Shares	Market Value
Consumer Discretionary — 3.4%
Media — 0.9%
Omnicom Group, Inc.	30,000	$2,487,000

Specialty Retail — 1.2%
Williams-Sonoma, Inc.	70,000	3,395,000

Textiles, Apparel & Luxury Goods — 1.3%
VF Corporation	65,000	3,744,000

Consumer Staples — 1.1%
Beverages — 1.1%
Diageo plc - ADR	25,000	2,995,750

Energy — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
Exxon Mobil Corporation	40,000	3,229,200
Royal Dutch Shell plc - Class B - ADR	60,000	3,265,800
		6,495,000
Financials — 2.1%
Banks — 1.3%
Fifth Third Bancorp	90,000	2,336,400
PNC Financial Services Group, Inc. (The)	10,000	1,248,700
		3,585,100
Insurance — 0.8%
Chubb Limited	15,000	2,180,700

Health Care — 1.2%
Biotechnology — 1.2%
Amgen, Inc.	19,000	3,272,370

Industrials — 3.4%
Air Freight & Logistics — 1.2%
United Parcel Service, Inc. - Class B	30,000	3,317,700

Electrical Equipment — 0.5%
Emerson Electric Company	25,000	1,490,500

Industrial Conglomerates — 0.8%
3M Company	11,000	2,290,090

Trading Companies & Distributors — 0.9%
Fastenal Company	60,000	2,611,800

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)
COMMON STOCKS — 16.5% (Continued)	Shares	Market Value
Information Technology — 1.8%
Communications Equipment — 0.9%
Cisco Systems, Inc.	80,000	$2,504,000

Semiconductors & Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	35,000	2,692,550

Materials — 1.2%
Chemicals — 1.2%
Praxair, Inc.	25,000	3,313,750

Total Common Stocks (Cost $40,021,109)		$46,375,310

MONEY MARKET FUNDS — 1.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.76% (a) (Cost $4,621,042)	4,621,042	$4,621,042

Total Investments at Market Value — 99.4% (Cost $273,958,381)		$280,435,651

Other Assets in Excess of Liabilities — 0.6%		1,772,021

Net Assets — 100.0%		$282,207,672

ADR - American Depositary Receipt.

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)
	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$189,307,358	$306,862,720	$773,333,767
At market value (Note 1)	$229,827,261	$410,516,866	$907,427,659
Affiliated investment, at market value (Cost $1,107,092) (Note 5)	2,645,536	—	—
Cash	51,000	—	—
Receivable for investment securities sold	—	—	2,961,007
Receivable for capital shares sold	43,721	233,133	397,776
Dividends receivable	82,499	159,599	1,164,687
Other assets	22,809	29,226	44,050
TOTAL ASSETS	232,672,826	410,938,824	911,995,179

LIABILITIES
Dividends payable	—	—	251,900
Payable for investment securities purchased	—	—	4,151,933
Payable for capital shares redeemed	300,058	62,923	535,177
Payable to Adviser (Note 2)	543,316	872,925	1,684,343
Payable to administrator (Note 2)	25,591	43,274	85,524
Other accrued expenses	18,563	25,671	45,073
TOTAL LIABILITIES	887,528	1,004,793	6,753,950

NET ASSETS	$231,785,298	$409,934,031	$905,241,229

NET ASSETS CONSIST OF:
Paid-in capital	$175,662,668	$285,169,771	$749,553,245
Accumulated net investment income (loss)	(323,365)	82,500	(14,702)
Accumulated net realized gains from security transactions	14,387,648	21,027,614	21,608,794
Net unrealized appreciation on investments	42,058,347	103,654,146	134,093,892
NET ASSETS	$231,785,298	$409,934,031	$905,241,229
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,526,833	13,824,137	51,412,627
Net asset value, offering price and redemption price per share (Note 1)	$20.11	$29.65	$17.61

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited) (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$45,766,562	$273,958,381
At market value (Note 1)	$53,904,600	$280,435,651
Cash	7,049	—
Receivable for capital shares sold	12,060	598,020
Dividends and interest receivable	121,930	1,533,853
Other assets	16,948	29,320
TOTAL ASSETS	54,062,587	282,596,844

LIABILITIES
Dividends payable	—	38,440
Payable for capital shares redeemed	45,853	93,924
Payable to Adviser (Note 2)	104,135	207,643
Payable to administrator (Note 2)	5,933	23,569
Other accrued expenses	12,378	25,596
TOTAL LIABILITIES	168,299	389,172

NET ASSETS	$53,894,288	$282,207,672

NET ASSETS CONSIST OF:
Paid-in capital	$44,235,054	$274,128,759
Accumulated (distributions in excess of) net investment income	222,924	(3,294)
Accumulated net realized gains from security transactions	1,298,272	1,604,937
Net unrealized appreciation on investments	8,138,038	6,477,270
NET ASSETS	$53,894,288	$282,207,672
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,712,156	24,954,675
Net asset value, offering price and redemption price per share (Note 1)	$14.52	$11.31

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited)

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,037,672	$2,235,411	$8,543,973

EXPENSES
Investment advisory fees (Note 2)	1,079,094	1,742,236	3,308,614
Administration, accounting and transfer agent fees (Note 2)	153,342	247,317	509,433
Trustees’ fees and expenses (Note 2)	32,121	32,121	32,121
Legal and audit fees	26,539	30,669	41,711
Postage and supplies	19,378	27,156	39,226
Registration and filing fees	12,695	20,049	24,796
Custodian and bank service fees	7,797	12,256	28,377
Printing of shareholder reports	6,757	10,904	18,170
Insurance expense	5,615	8,903	20,344
Advisory board fees and expenses (Note 2)	6,659	6,659	6,659
Compliance service fees and expenses (Note 2)	2,338	3,994	9,027
Other expenses	8,702	10,972	20,721
TOTAL EXPENSES	1,361,037	2,153,236	4,059,199

NET INVESTMENT INCOME (LOSS)	(323,365)	82,175	4,484,774

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	14,463,712	21,085,806	21,608,794
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(2,218,007)	22,039,110	19,748,732
Net change in unrealized appreciation(depreciation) on affiliated investment (Note 5)	(396,123)	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	11,849,582	43,124,916	41,357,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,526,217	$43,207,091	$45,842,300

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited) (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$578,558	$711,691
Foreign withholding taxes on dividends	(45,947)	—
Interest	—	1,879,113
TOTAL INCOME	532,611	2,590,804

EXPENSES
Investment advisory fees (Note 2)	235,362	397,333
Administration, accounting and transfer agent fees (Note 2)	33,472	133,285
Trustees’ fees and expenses (Note 2)	32,121	32,121
Legal and audit fees	22,580	27,851
Postage and supplies	7,188	15,950
Registration and filing fees	11,792	20,650
Custodian and bank service fees	1,879	8,674
Printing of shareholder reports	1,859	6,261
Insurance expense	1,339	6,143
Advisory board fees and expenses (Note 2)	6,659	6,659
Compliance service fees and expenses (Note 2)	552	2,788
Other expenses	5,066	17,573
TOTAL EXPENSES	359,869	675,288
Less fee reductions by the Adviser (Note 2)	(50,182)	—
NET EXPENSES	309,687	675,288

NET INVESTMENT INCOME	222,924	1,915,516

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,298,272	1,604,937
Net change in unrealized appreciation (depreciation) on investments	3,229,143	1,179,800
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,527,415	2,784,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,750,339	$4,700,253

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment loss	$(323,365)	$(315,335)
Net realized gains from security transactions	14,463,712	759,085
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(2,218,007)	31,168,016
Net change in unrealized appreciation (depreciation) on affiliated investment (Note 5)	(396,123)	234,845
Net increase in net assets resulting from operations	11,526,217	31,846,611

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,414,032	18,785,042
Payments for shares redeemed	(13,748,199)	(37,917,350)
Net decrease in net assets from capital share transactions	(4,334,167)	(19,132,308)

TOTAL INCREASE IN NET ASSETS	7,192,050	12,714,303

NET ASSETS
Beginning of period	224,593,248	211,878,945
End of period	$231,785,298	$224,593,248

ACCUMULATED NET INVESTMENT LOSS	$(323,365)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	478,646	1,082,577
Shares redeemed	(699,257)	(2,236,079)
Net decrease in shares outstanding	(220,611)	(1,153,502)
Shares outstanding, beginning of period	11,747,444	12,900,946
Shares outstanding, end of period	11,526,833	11,747,444

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$82,175	$282,606
Net realized gains from security transactions	21,085,806	19,911,248
Net change in unrealized appreciation (depreciation) on investments	22,039,110	16,379,060
Net increase in net assets resulting from operations	43,207,091	36,572,914

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	—	(282,071)
From net realized gains on investments	—	(19,859,026)
Decrease in net assets from distributions to shareholders	—	(20,141,097)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,799,530	66,665,565
Reinvestment of distributions to shareholders	—	19,003,389
Payments for shares redeemed	(24,158,053)	(51,134,124)
Net increase in net assets from capital share transactions	15,641,477	34,534,830

TOTAL INCREASE IN NET ASSETS	58,848,568	50,966,647

NET ASSETS
Beginning of period	351,085,463	300,118,816
End of period	$409,934,031	$351,085,463

ACCUMULATED NET INVESTMENT INCOME	$82,500	$325

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,399,769	2,491,544
Shares issued in reinvestment of distributions to shareholders	—	716,031
Shares redeemed	(854,682)	(1,922,757)
Net increase in shares outstanding	545,087	1,284,818
Shares outstanding, beginning of period	13,279,050	11,994,232
Shares outstanding, end of period	13,824,137	13,279,050

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$4,484,774	$12,621,006
Net realized gains from security transactions	21,608,794	41,833,619
Net change in unrealized appreciation (depreciation) on investments	19,748,732	56,390,612
Net increase in net assets resulting from operations	45,842,300	110,845,237

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(4,523,163)	(12,909,764)
From net realized gains on investments	—	(41,895,923)
Decrease in net assets from distributions to shareholders	(4,523,163)	(54,805,687)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	104,301,123	147,667,667
Reinvestment of distributions to shareholders	4,049,428	49,246,521
Payments for shares redeemed	(73,077,687)	(175,194,379)
Net increase in net assets from capital share transactions	35,272,864	21,719,809

TOTAL INCREASE IN NET ASSETS	76,592,001	77,759,359

NET ASSETS
Beginning of period	828,649,228	750,889,869
End of period	$905,241,229	$828,649,228

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(14,702)	$23,687

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,001,804	8,883,400
Shares issued in reinvestment of distributions to shareholders	230,428	2,932,685
Shares redeemed	(4,185,596)	(10,655,828)
Net increase in shares outstanding	2,046,636	1,160,257
Shares outstanding, beginning of period	49,365,991	48,205,734
Shares outstanding, end of period	51,412,627	49,365,991

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$222,924	$214,022
Net realized gains from security transactions	1,298,272	662,978
Net change in unrealized appreciation (depreciation) on investments	3,229,143	2,783,627
Net increase in net assets resulting from operations	4,750,339	3,660,627

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	—	(214,087)
From net realized gains on investments	—	(663,055)
Decrease in net assets from distributions to shareholders	—	(877,142)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,512,014	7,653,870
Reinvestment of distributions to shareholders	—	795,768
Payments for shares redeemed	(1,397,726)	(6,402,287)
Net increase in net assets from capital share transactions	3,114,288	2,047,351

TOTAL INCREASE IN NET ASSETS	7,864,627	4,830,836

NET ASSETS
Beginning of period	46,029,661	41,198,825
End of period	$53,894,288	$46,029,661

ACCUMULATED NET INVESTMENT INCOME	$222,924	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	320,910	602,612
Shares issued in reinvestment of distributions to shareholders	—	60,286
Shares redeemed	(100,351)	(505,382)
Net increase in shares outstanding	220,559	157,516
Shares outstanding, beginning of period	3,491,597	3,334,081
Shares outstanding, end of period	3,712,156	3,491,597

See accompanying notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$1,915,516	$3,138,800
Net realized gains from security transactions	1,604,937	3,861,048
Net change in unrealized appreciation (depreciation) on investments	1,179,800	3,234,642
Net increase in net assets resulting from operations	4,700,253	10,234,490

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(1,925,173)	(3,155,930)
From net realized gains on investments	—	(3,868,004)
Decrease in net assets from distributions to shareholders	(1,925,173)	(7,023,934)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	47,739,728	65,462,953
Reinvestment of distributions to shareholders	1,671,073	6,225,863
Payments for shares redeemed	(18,949,473)	(49,770,221)
Net increase in net assets from capital share transactions	30,461,328	21,918,595

TOTAL INCREASE IN NET ASSETS	33,236,408	25,129,151

NET ASSETS
Beginning of period	248,971,264	223,842,113
End of period	$282,207,672	$248,971,264

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(3,294)	$6,363

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,230,738	5,795,182
Shares issued in reinvestment of distributions to shareholders	148,002	553,927
Shares redeemed	(1,679,002)	(4,412,326)
Net increase in shares outstanding	2,699,738	1,936,783
Shares outstanding, beginning of period	22,254,937	20,318,154
Shares outstanding, end of period	24,954,675	22,254,937

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value at beginning of period	$19.12		$16.42	$19.97	$21.21	$17.78		$16.20

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)	0.01	(0.01)	(0.00	)(a)	0.06
Net realized and unrealized gains (losses) on investments	1.02		2.73	(3.54)	0.63	4.66		2.09
Total from investment operations	0.99		2.70	(3.53)	0.62	4.66		2.15

Less distributions:
From net investment income	—		—	(0.01)	—	—		(0.06)
From net realized gains on investments	—		—	(0.01)	(1.86)	(1.23)		(0.51)
Total distributions	—		—	(0.02)	(1.86)	(1.23)		(0.57)

Net asset value at end of period	$20.11		$19.12	$16.42	$19.97	$21.21		$17.78

Total return (b)	5.2	%(c)	16.4%	(17.7%)	2.9%	26.2%		13.3%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$231,785		$224,593	$211,879	$246,790	$246,801		$191,100

Ratio of total expenses to average net assets	1.20	%(d)	1.20%	1.18%	1.29%	1.42%		1.48%

Ratio of net investment income (loss) to average net assets	(0.28	%)(d)	(0.15%)	0.06%	(0.04%)	(0.02%)		0.35%

Portfolio turnover rate	28	%(c)	47%	63%	31%	29%		25%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of period	$26.44		$25.02	$28.24	$30.19	$23.71	$20.67

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.02	0.07	(0.03)	(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	3.20		3.01	(0.81)	2.33	7.55	3.08
Total from investment operations	3.21		3.03	(0.74)	2.30	7.47	3.04

Less distributions:
From net investment income	—		(0.02)	(0.07)	—	—	—
From net realized gains on investments	—		(1.59)	(2.41)	(4.25)	(0.99)	—
Total distributions	—		(1.61)	(2.48)	(4.25)	(0.99)	—

Net asset value at end of period	$29.65		$26.44	$25.02	$28.24	$30.19	$23.71

Total return (a)	12.1	%(b)	12.1%	(2.7%)	7.5%	31.5%	14.7%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$409,934		$351,085	$300,119	$303,840	$285,132	$198,761

Ratio of total expenses to average net assets	1.13	%(c)	1.17%	1.17%	1.28%	1.43%	1.50%

Ratio of net investment income (loss) to average net assets	0.04	%(c)	0.09%	0.24%	(0.10%)	(0.29%)	(0.17%)

Portfolio turnover rate	15	%(b)	29%	32%	36%	18%	33%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of period	$16.79		$15.58	$17.72	$17.56	$13.49	$12.68

Income (loss) from investment operations:
Net investment income	0.09		0.27	0.24	0.18	0.17	0.23
Net realized and unrealized gains (losses) on investments	0.82		2.11	(1.27)	1.46	4.38	1.51
Total from investment operations	0.91		2.38	(1.03)	1.64	4.55	1.74

Less distributions:
From net investment income	(0.09)		(0.28)	(0.23)	(0.18)	(0.17)	(0.23)
From net realized gains on investments	—		(0.89)	(0.88)	(1.30)	(0.31)	(0.70)
Total distributions	(0.09)		(1.17)	(1.11)	(1.48)	(0.48)	(0.93)

Net asset value at end of period	$17.61		$16.79	$15.58	$17.72	$17.56	$13.49

Total return (a)	5.4	%(b)	15.3%	(5.9%)	9.3%	33.9%	13.9%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$905,241		$828,649	$750,890	$848,096	$710,150	$303,909

Ratio of total expenses to average net assets	0.92	%(c)	0.92%	0.92%	0.92%	0.97%	0.99%

Ratio of net investment income to average net assets	1.02	%(c)	1.61%	1.38%	1.01%	1.16%	1.75%

Portfolio turnover rate	14	%(b)	24%	35%	29%	14%	37%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of period	$13.18		$12.36	$13.22	$13.90	$11.46	$10.11

Income (loss) from investment operations:
Net investment income	0.06		0.06	0.07	0.04	0.03	0.05
Net realized and unrealized gains (losses) on investments	1.28		1.01	(0.70)	0.04	2.66	1.35
Total from investment operations	1.34		1.07	(0.63)	0.08	2.69	1.40

Less distributions:
From net investment income	—		(0.06)	(0.07)	(0.04)	(0.03)	(0.05)
From net realized gains on investments	—		(0.19)	(0.16)	(0.72)	(0.22)	—
Total distributions	—		(0.25)	(0.23)	(0.76)	(0.25)	(0.05)

Net asset value at end of period	$14.52		$13.18	$12.36	$13.22	$13.90	$11.46

Total return (a)	10.2	%(b)	8.7%	(4.8%)	0.5%	23.5%	13.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$53,894		$46,030	$41,199	$42,667	$39,870	$24,236

Ratio of total expenses to average net assets	1.45	%(c)	1.45%	1.50%	1.50%	1.55%	1.63%

Ratio of net expenses to average net assets (d)	1.25	%(c)	1.33%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets (d)	0.90	%(c)	0.50%	0.51%	0.29%	0.28%	0.46%

Portfolio turnover rate	17	%(b)	42%	35%	36%	31%	33%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratio was determined after advisory fee reductions (Note 2).

See accompanying notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of period	$11.19		$11.02	$11.15	$11.38	$11.04	$10.87

Income (loss) from investment operations:
Net investment income	0.08		0.15	0.14	0.12	0.11	0.18
Net realized and unrealized gains (losses) on investments	0.12		0.35	(0.06)	0.12	0.56	0.32
Total from investment operations	0.20		0.50	0.08	0.24	0.67	0.50

Less distributions:
From net investment income	(0.08)		(0.15)	(0.14)	(0.12)	(0.11)	(0.18)
From net realized gains on investments	—		(0.18)	(0.07)	(0.35)	(0.22)	(0.15)
Total distributions	(0.08)		(0.33)	(0.21)	(0.47)	(0.33)	(0.33)

Net asset value at end of period	$11.31		$11.19	$11.02	$11.15	$11.38	$11.04

Total return (a)	1.8	%(b)	4.5%	0.7%	2.2%	6.1%	4.6%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$282,208		$248,971	$223,842	$180,718	$149,750	$113,043

Ratio of net expenses to average net assets	0.51	%(c)	0.50%	0.51%	0.54%	0.70%	0.70	%(d)

Ratio of net investment income to average net assets	1.45	%(c)	1.34%	1.30%	1.10%	1.01%	1.64%

Portfolio turnover rate	18	%(b)	21%	25%	21%	17%	21%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71% for the year ended December 31, 2012.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2017 (Unaudited)

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund (formerly the Ave Maria Catholic Values Fund), the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Value Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the amendments, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the amendments by the August 1, 2017 compliance date.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

●	Level 3 – significant unobservable inputs

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2017:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$208,357,307	$—	$—	$208,357,307
Warrants	1,152,600	—	—	1,152,600
Money Market Funds	22,962,890	—	—	22,962,890
Total	$232,472,797	$—	$—	$232,472,797

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$378,887,792	$—	$—	$378,887,792
Money Market Funds	31,629,074	—	—	31,629,074
Total	$410,516,866	$—	$—	$410,516,866

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$861,087,806	$—	$—	$861,087,806
Money Market Funds	46,339,853	—	—	46,339,853
Total	$907,427,659	$—	$—	$907,427,659

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$50,520,993	$—	$—	$50,520,993
Money Market Funds	3,383,607	—	—	3,383,607
Total	$53,904,600	$—	$—	$53,904,600

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$130,414,386	$—	$130,414,386
Corporate Bonds	—	99,024,913	—	99,024,913
Common Stocks	46,375,310	—	—	46,375,310
Money Market Funds	4,621,042	—	—	4,621,042
Total	$50,996,352	$229,439,299	$—	$280,435,651

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2017, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2017. It is the Funds’ policy to recognize transfers into or out of all Levels at the end of the reporting period.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2017:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$(323,365)	$82,500	$(14,702)	$222,924	$(3,294)
Capital loss carryforwards	(27,437)	—	—	—	—
Net unrealized appreciation	42,009,720	103,595,954	134,093,844	8,138,038	6,477,270
Accumulated capital and other gains	14,463,712	21,085,806	21,608,842	1,298,272	1,604,937
Total accumulated earnings	$56,122,630	$124,764,260	$155,687,984	$9,659,234	$8,078,913

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2017:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$45,974,212	$107,858,311	$155,122,729	$8,568,234	$7,938,356
Gross unrealized depreciation	(3,964,492)	(4,262,357)	(21,028,885)	(430,196)	(1,461,086)
Net unrealized appreciation	$42,009,720	$103,595,954	$134,093,844	$8,138,038	$6,477,270
Federal income tax cost	$190,463,077	$306,920,912	$773,333,815	$45,766,562	$273,958,381

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of June 30, 2017.

As of December 31, 2016, the Ave Maria Value Fund had a short-term capital loss carryforward of $27,437 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended June 30, 2017 and December 31, 2016 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Growth Fund:
June 30, 2017	$—	$—	$—
December 31, 2016	$282,281	$19,858,816	$20,141,097
Ave Maria Rising Dividend Fund:
June 30, 2017	$4,523,163	$—	$4,523,163
December 31, 2016	$16,509,599	$38,296,088	$54,805,687
Ave Maria World Equity Fund:
June 30, 2017	$—	$—	$—
December 31, 2016	$214,164	$662,978	$877,142
Ave Maria Bond Fund
June 30, 2017	$1,925,173	$—	$1,925,173
December 31, 2016	$4,368,623	$2,655,311	$7,023,934

There were no distributions paid to shareholders of the Ave Maria Value Fund during the periods ended June 30, 2017 and December 31, 2016.

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Value Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets. Effective May 1, 2017, the Adviser receives from the Ave Maria Growth Fund a quarterly fee at the annual rate of 0.85% of its average daily net assets. Prior to May 1, 2017, the Adviser received from the Ave Maria Growth Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2018 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Accordingly, during the six months ended June 30, 2017, the Adviser reduced its investment advisory fees by $50,182 with respect to the Ave Maria World Equity Fund.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of June 30, 2017, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $103,009 no later than the dates as stated below:

	December 31, 2019	June 30, 2020	Total
Ave Maria World Equity Fund	$52,827	$50,182	$103,009

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $40,000 (except that such fee is $50,000 for the Lead Independent Trustee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB (including the CAB chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the six months ended June 30, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$58,121,416	$60,071,929	$149,024,556	$10,047,925	$10,983,736
Proceeds from sales and maturities of investment securities	$62,867,273	$54,588,909	$117,987,960	$7,784,740	$16,361,758

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of June 30, 2017, the Ave Maria Value Fund owns 5.33% of the outstanding voting shares of Unico American Corporation. Further information on this holding for the six months ended June 30, 2017 appears below:

AVE MARIA VALUE FUND Affiliated Issuer Report
UNICO AMERICAN CORPORATION From December 31, 2016 to June 30, 2017

Shares at beginning of period	282,945
Shares at end of period	282,945
Market value at beginning of period	$3,041,659
Change in unrealized appreciation (depreciation)	(396,123)
Market value at end of period	$2,645,536
Net realized gains (losses) during the period	$—
Dividend income earned during the period	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2017, the Ave Maria Growth had 29.9% of the value of its net assets invested in stocks within the industrials sector.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2017) and held until the end of the period (June 30, 2017).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$1,051.80	1.20%	$6.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.84	1.20%	$6.01

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,121.40	1.13%	$5.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.19	1.13%	$5.66

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,054.10	0.92%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.23	0.92%	$4.61

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,101.70	1.25%	$6.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,018.00	0.51%	$2.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.27	0.51%	$2.56

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to each Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on February 11, 2017 (the “Board Meeting”), the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Advisory Agreements with Schwartz Investment Counsel, Inc. (the “Adviser”) (the “Advisory Agreements”) on behalf of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Ave Maria Mutual Funds” or “Funds”).

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Independent Trustees also retained an independent consultant (Strategic Insight) to prepare an expense and performance analysis for each of the Ave Maria Mutual Funds and met separately with the consultant prior to the Board Meeting to discuss the methodologies that Strategic Insight used to construct its report. During this meeting, the independent consultant discussed the Morningstar, Inc. (“Morningstar”) categories that Strategic Insight identified to base its peer group comparisons for each Fund and other aspects of its report. To further prepare for the Board Meeting, the Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreements, during which time, no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of each Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, developments affecting the performance of each Fund and the investment management industry in general. They further considered that the portfolio managers had also discussed the overall condition of the economy and the markets, including an analysis of the factors that have influenced the markets, investor preferences and market sentiment.

The Independent Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratios of the Funds with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Funds; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

As part of this process, the Independent Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to each Fund (and the methodology by which such profitability was calculated);

●	each Fund’s performance;

●	the extent to which economies of scale may be realized as a Fund grows; and

●	whether current fee levels reflect these economies of scale for the benefit of a Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Funds, the Independent Trustees evaluated the responsibilities of the Adviser under the Advisory Agreements and the investment management process applied to each Fund. The Independent Trustees reviewed the background and experience of the Adviser’s key investment, research and operational personnel and noted that the changes to the organizational structure of the portfolio management teams during the 2016 calendar year had resulted in the assignment of a lead portfolio manager and one or more co-portfolio manager(s) for each of the Ave Maria Mutual Funds. The Independent Trustees next discussed the Adviser’s responsibilities in monitoring the administrative and shareholder services provided to the Funds and the Adviser’s various ongoing responsibilities with regard to the compliance program of the Trust. The Independent Trustees considered the strength and stability of the Adviser, its overall compliance record and discussed the efforts of the Adviser to address the risks of cybersecurity threats and to monitor the liquidity of the Ave Maria Mutual Funds’ fixed income investments.

The Independent Trustees reviewed information provided by the independent consultant on the advisory fees paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Independent Trustees compared the net advisory fee of each Fund with the net advisory fees of representative funds within its Morningstar peer group, with the Morningstar information showing that the net advisory fees are lower than the median net advisory fees of the Morningstar peers as it relates to the Ave Maria Bond Fund, but higher than the median net advisory fees as it relates to the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund. The Independent Trustees compared the net total expense ratio of each Fund with the net total expense ratios of representative funds within its Morningstar peer group, with the Morningstar information showing that the net total expense ratio of the Ave Maria World Equity Fund is higher than the median net total expense ratio of the Morningstar peers and the net total expense ratio of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund is lower than the

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

median net total expense ratio of its Morningstar peers. The Independent Trustees took into account that during the 2016 calendar year, the net operating expenses of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund were unchanged and the annual operating expense ratios of the Ave Maria World Equity Fund and the Ave Maria Bond Fund had declined. The Independent Trustees took into account that the fee reductions made by the Adviser on behalf of the Ave Maria World Equity Fund had the effect of reducing the net management fee and net operating expenses of the Fund during the 2016 calendar year. The Independent Trustees further noted that the Adviser has agreed to reduce the advisory fee rate for the Ave Maria Growth Fund by ten basis points beginning on May 1, 2017. The Independent Trustees considered the fees the Adviser charges for its model portfolio accounts having similar strategies to certain of the Funds. The Independent Trustees considered the Adviser’s explanation that the differences between the advisory fees paid by these Funds and the advisory fees paid by the model portfolios reflect operational and regulatory differences between advising these Funds and the model portfolio accounts, and the resources required of the Adviser for providing initial model security names are far less that those required for managing the Funds on a continuous basis. The Independent Trustees concluded that, based upon the investment strategies of each Fund and the quality of services provided by the Adviser, the advisory fees paid by each Fund are acceptable.

The Independent Trustees reviewed the Adviser’s analysis of its profitability in managing the Funds during calendar year 2016, including the methodology by which that profitability analysis was calculated. The Independent Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Funds’ investment adviser, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Independent Trustees considered the costs to the Adviser of providing ongoing services to the Funds, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. They also considered that the Adviser bears the shareholder recordkeeping costs to third party intermediaries on behalf of the Funds, in a broader context of the Adviser’s overall business. Based upon their review of the Adviser’s profitability analysis, the Board concluded that the Adviser’s profits are reasonable.

The Independent Trustees considered both the short-term and long-term investment performance of each Fund in light of its respective primary investment objective(s). The Independent Trustees considered each Fund’s historical performance over the one-year period ended December 31, 2016, as it compared to the returns of relevant indices. The Independent Trustees observed that the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund each exceeded the returns of its respective benchmark index during the one-year period ended December 31, 2016 and the Ave Maria Value Fund and the Ave Maria World Equity Fund each placed below the

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

returns of its respective benchmark index. The Independent Trustees further considered the investment performance of each Fund compared to similarly managed mutual funds as compiled by Morningstar for selected periods ending December 31, 2016. The Independent Trustees noted that the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund each placed in the first quartile of its Morningstar peers for the one-and ten-year periods and the Ave Maria Rising Dividend Fund was recognized as one of the top five income stock funds based on its ten-year returns as of December 31, 2016; the Ave Maria Bond Fund placed in the first quartile of its Morningstar peers for the one-and five-year periods and has operated without any negative calendar year-end returns since its inception; and the Ave Maria World Equity Fund placed in the first quartile of its Morningstar peers for the one-year period. The Independent Trustees observed that the Ave Maria Value Fund placed in the third quartile of its Morningstar peers for the one-year period. The Independent Trustees took into account that the return of the markets to a more regular pattern of cyclicality has generally been beneficial to the Funds that follow a value-oriented investment strategy and assets have generally increased with improvement in the Funds’ performance results. The Independent Trustees considered the additional responsibilities of the Adviser in screening for morally responsible investments and the benefits of an investment product that is designed to align with Catholic values. The Independent Trustees concluded that the Funds’ investment results have been satisfactory and the quality of the services provided by the Adviser, combined with its long-term record of managing the Funds, supports their view that the Adviser’s continued management should benefit the Funds and their shareholders.

The Independent Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders. The Independent Trustees observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. The Independent Trustees discussed whether a reduction in the advisory fees paid by the Funds by means of a breakpoint would be appropriate. They noted the benefits and downsides to having a flat fee from inception. The Board concluded that the current advisory fee structure is reasonable and reflects the sharing of economies of scale.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Advisory Agreements and each Independent Trustee may have attributed different weights to certain factors. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

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Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.
Edward J. Miller

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert George, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2017

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 23, 2017

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer and Principal Financial Officer

Date	August 23, 2017

*	Print the name and title of each signing officer under his or her signature.